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              SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, DC  20549

                        ______________

                           FORM 8-K

                        CURRENT REPORT
            PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported)
December 20, 1994



              BANKERS TRUST NEW YORK CORPORATION
      (Exact Name of Registrant as Specified in Charter)



New York                   1-5920           13-6180473
(State or Other         (Commission        (IRS Employer
Jurisdiction            File Number)     Identification No.)
of Incorporation)



280 Park Avenue, New York, New York                  10017
(Address of Principal Executive Offices)           (Zip Code)



Registrant's telephone number, including area code
(212) 250-2500



                              N/A
 (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS

          On December 20, 1994, Bankers Trust New York
Corporation issued a press release regarding its quarterly dividend and expected earnings for the fourth quarter of 1994, a copy of which is included as Exhibit 99.1 to this Current
Report on Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

     (c)  Exhibits.

          99.1 Press Release of Bankers Trust New York
               Corporation, dated December 20, 1994.

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                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 22, 1994


                         BANKERS TRUST NEW YORK CORPORATION



                         By:  /s/ James T. Byrne, Jr.
                            Name:   James T. Byrne, Jr.
                            Title:  Secretary

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                       INDEX TO EXHIBITS

  99.1 Press Release of Bankers Trust New York Corporation, dated December 20, 1994.